UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 6, 2020
Date of Report (date of earliest event reported)
MFA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13991		13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

350 Park Avenue, 20th Floor	New York	New York	10022
(Address of Principal Executive Offices)			(Zip Code)
(212) 207-6400
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange
8.00% Senior Notes due 2042	MFO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.
MFA Financial, Inc. (the “Company”) is furnishing the information included in this Item 7.01 of this Current Report on Form 8-K pursuant to the Order (Release No. 34-88465) of the U.S. Securities and Exchange Commission (the “SEC”), dated March 25, 2020 (the “Order”). The Order provides registrants, including the Company, with the ability to extend the dates by which certain Company filings are required to be made with the SEC, in light of operational challenges presented by the COVID-19 pandemic.
While the Company has fully implemented its business continuity plan and has transitioned to a remote work environment in response to the operational risks and health risks associated with the COVID-19 pandemic, the disruption and volatility in the financial markets triggered in large part by the pandemic has had a significant impact on the Company’s operations and financial position. As a result, the Company’s management has had to devote significant time and attention to address such matters, which have diverted management resources from completing tasks necessary to file the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”), on or before the original filing deadline of the Quarterly Report (May 11, 2020). In light of the foregoing circumstances, and in reliance on the Order, the Company does not intend to file the Quarterly Report by May 11, 2020. The Company expects to file the Quarterly Report on or before June 25, 2020 (45 days from the original filing deadline), as permitted by the Order.

Item 8.01. Other Events.

In the Company’s Current Report on Form 8-K filed with the SEC on April 13, 2020 (the “April 13th 8-K”), the Company supplemented the risk factors described under “Item 1A. Risk Factors” found in its Annual Report on Form 10-K (the “10-K Risk Factors”) for the year ended December 31, 2019, to address the impact of COVID-19 on the Company’s business. The Company subsequently incorporated by reference in its Current Report on Form 8-K filed with the SEC on April 29, 2020 (together with the “April 13th 8-K, the “Prior 8-Ks”), such supplement to its 10-K Risk Factors. The Company hereby incorporates by reference herein the COVID-19-related risk factors included under Item 8.01 in the Prior 8-Ks.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020	MFA FINANCIAL, INC.

	By:	/s/ Harold E. Schwartz
	Name:	Harold E. Schwartz
	Title:	Senior Vice President and General Counsel